UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2014

CAPELLA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175188	20-2767829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Corporate Centre Drive, Suite 200 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 764-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of January 20, 2014, Steven R. Brumfield is no longer serving Capella Healthcare, Inc. (the “Company”) as Vice President and Controller and principal accounting officer. Mr. Brumfield’s departure was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Denise W. Warren has assumed the role of principal accounting officer effective immediately. Ms. Warren, age 52, is the Company’s Senior Vice President, Chief Financial Officer and Treasurer and has held this position since October 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capella Healthcare, Inc.

By:	/s/ Denise W. Warren
Denise W. Warren
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 24, 2014